Exhibit 10.2

SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT (this “Agreement”) dated as of May 5, 2016 (the “Effective Date”) is made by and between WAVE Life Sciences Ltd., a Singapore public limited company (the “Company”), and C.P. Pharmaceuticals International C.V., a Netherlands limited partnership (commanditaire vennootschap) having its seat at Rotterdam, The Netherlands, registered with the Trade Register held by the Chamber of Commerce of Rotterdam, the Netherlands, under number 24280998, represented by its general partners, Pfizer Manufacturing LLC, a limited liability company organized under the laws of the State of Delaware, U.S.A. (“PM LLC”), and Pfizer Production LLC, a limited liability company organized under the laws of the State of Delaware, U.S.A. (“PP LLC” and, together with PM LLC, the “General Partners”) (the General Partners acting for and on behalf of C.P. Pharmaceuticals International C.V., collectively, the “Purchaser”).

WHEREAS, the Company and Purchaser have entered into a Research, License and Option Agreement of even date herewith (the “Research Agreement”); and

WHEREAS, Purchaser desires to subscribe for, and the Company desires to allot and issue to Purchaser, ordinary shares fully-paid up, no par value, of the Company (“Ordinary Shares”), subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the parties hereby agree as follows:

1. Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the Company agrees to allot, issue and sell to Purchaser, and Purchaser agrees to purchase and subscribe for at the Closing, 1,875,000 Ordinary Shares (the “Shares”) at a price of $16.00 per Ordinary Share (the “Purchase Amount”). To comply with the rules of the NASDAQ Stock Market (“NASDAQ”), the parties agree that in no event shall the number of Shares exceed such number of Ordinary Shares equal to 19.99% of the outstanding Ordinary Shares or the voting power of the Company as of immediately prior to the Effective Date. The Shares shall be issued fully-paid up and free from all encumbrances whatsoever and shall rank pari passu in all respects with the existing Ordinary Shares in issue as at the date of allotment and issue of the Shares.

2. Closing; Deliveries.

(a) Closing. The closing of the sale and purchase of the Shares (the “Closing”) shall take place on the Effective Date, remotely via the exchange of documents and signatures, or at such other date or location as may be agreed upon by the Company and Purchaser.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b) Deliveries. At the Closing:

(i) Purchaser will deliver to the Company the Purchase Amount by wire transfer of immediately available funds to a bank account designated by the Company; and

(ii) the Company will instruct and/or cause the transfer agent or share custodian to issue the Shares and promptly deliver to Purchaser a share certificate representing the Shares, registered in the name of Purchaser. The Company will also deliver a certified true copy of the resolutions duly passed by the directors of the Company authorizing the entry into of this Agreement and the allotment and issue of the Shares, and cause the relevant returns of allotment of the Shares to be filed with all relevant authorities in Singapore or elsewhere (if required) and updated in the registers of the Company.

3. Representations and Warranties of the Company. The Company represents and warrants to Purchaser that the statements contained in this Section 3 are true and complete as of the Effective Date:

(a) Organization; Qualification and Good Standing. The Company is a public limited company duly organized, validly existing and in good standing under the laws of Singapore and has all requisite corporate power and authority to carry on its business as presently conducted and to enter into this Agreement and to carry out the transactions contemplated by this Agreement. The Company is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which the conduct of its business requires such qualification, except to the extent that any failure to be so qualified would not have a material adverse effect on i) the Company’s ability to perform its obligations under this Agreement or ii) the financial condition, properties, assets, liabilities, business or operations of the Company.

Each of the Company’s “subsidiaries” (for purposes of this Agreement, as defined in Rule 405 under the Securities Act) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation or company in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its businesses as presently conducted. Each of the Company’s subsidiaries is duly qualified as a foreign corporation or company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to have a material adverse effect on i) the Company’s ability to perform its obligations under this Agreement or ii) the financial condition, properties, assets, liabilities, business or operations of each of subsidiaries. All of the issued and outstanding share capital or capital stock or other equity or ownership interests of each of the Company’s subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in SEC Reports (as defined below).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b) Authorization; Due Execution. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all requisite corporate action of the Company and its directors and shareholders. The Company has duly executed and delivered this Agreement, and this Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

(c) Valid Issuance of Shares. The allotment, issuance, sale and delivery of the Shares hereunder by the Company have been duly authorized by all requisite corporate action of the Company and its directors and shareholders, and evidence of the same has been delivered to Purchaser. When so issued, sold and delivered, the Shares will be validly issued, fully paid and nonassessable and, based in part on the representations of Purchaser in this Agreement, in compliance with all applicable federal, state and foreign securities laws.

(d) Governmental Consents. No authorization, consent, approval or other order of, declaration to, or filing with, any governmental agency or body or securities exchange is required to be made or obtained by the Company in connection with the consummation of the transactions contemplated by this Agreement, except for such notices or filings required or permitted to be filed by the Company with certain securities commissions or securities exchanges after the Closing.

(e) No Violation or Defaults. There exists no violation or default by the Company or any of its subsidiaries under the Company’s Constitution or such subsidiaries’ organizational documents. There exists no default under any agreement to which the Company or any of its subsidiaries is a party which default would have a material adverse effect on the Company’s ability to perform its obligations under this Agreement.

(f) No Conflict. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement do not violate (i) any provision of the Company’s Constitution (ii) any law or regulation currently in effect having applicability to the Company or any of its subsidiaries, (iii) any ruling, writ, order, judgment or decree to which the Company or any of its subsidiaries is a party or by which any of them is bound, (iv) any provision of any material contract or agreement (copies of which have been filed with the SEC) or (v) give rise to any right of termination, acceleration or cancellation under any material agreement, lease, mortgage, license, indenture, instrument or other material contract to which the Company or any of its subsidiaries is a party, except, in the case of clause (ii), (iii), (iv) or (v), which would not have a material adverse effect on either the Company’s ability to perform its obligations under this Agreement or the financial condition, properties, assets, liabilities, business or operations of the Company and its subsidiaries.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(g) Right of First Refusal; Voting Rights. No party has any right of first refusal, right of first offer, right of co-sale, pre-emptive right or other similar right regarding the securities of the Company. Except as described in the SEC Reports, no party has any registration rights regarding the securities of the Company. There are no provisions of the Company’s Constitution, and no contracts, other than the Agreement, which (a) may affect or restrict the voting rights of Purchaser with respect to the Shares in its capacity as a shareholder of the Company, (b) restrict the ability of Purchaser, or any successor thereto or assignee or transferee thereof, to transfer the Shares, (c) would adversely affect the Company’s or Purchaser’s right or ability to consummate the transactions contemplated by the Agreement, or (d) require the vote of more than a majority of the Company’s issued and outstanding Ordinary Shares to take or prevent any corporate action, other than those matters requiring a different vote under Singapore law and what are described in the SEC Reports.

(h) SEC Reports. The Company has timely filed all forms, reports and documents required to be filed by it with the U.S. Securities and Exchange Commission (“SEC”). All such required forms, reports and documents are referred to in this Agreement as the “SEC Reports.” As of their respective filing dates, each of the SEC Reports (i) complied in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Reports and (ii) did not at the time they were filed (or if subsequently amended or superseded by a filing prior to the Effective Date, then on the date of such subsequent filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i) Absence of Certain Events. Since December 31, 2015, except as specifically disclosed in SEC Reports, there have been no events, occurrences or developments, or any binding commitment by the Company or its subsidiaries to cause any of the foregoing, that have had, or would reasonably be expected to have, a material adverse effect on either the Company’s ability to perform its obligations under this Agreement or the financial condition, properties, assets, liabilities, business or operations of the Company and its subsidiaries taken as a whole.

(j) Listing; Maintenance Requirements. The Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and the Company has taken no action designed to, or which to its knowledge is reasonably likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act, nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, in the preceding twelve (12) months or such applicable shorter period, received written notice from NASDAQ to the effect that the Company is not in compliance with the listing or maintenance requirements of NASDAQ. The Company is in compliance with all listing and maintenance requirements of NASDAQ.

(k) No Integrated Offering. The Company has not, directly or through any agent, sold, offered for sale or solicited offers to buy any “security” (as defined in the Securities Act) under any circumstances that would cause the offering of the Shares to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or shareholder approval provisions.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(l) Investment Company. The Company is not, and immediately after receipt of payment for the Shares, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(m) No Undisclosed Material Liabilities. There are no liabilities of the Company (including its subsidiaries) of the type required to be disclosed on a balance sheet prepared in accordance with U.S. generally accepted accounting principles, other than liabilities: (i) reflected in the financial statements (including footnotes thereto) included in the SEC Reports, (ii) created under, or incurred in connection with, the Agreement or (iii) incurred in the ordinary course consistent with past practice.

(n) Absence of Litigation. There is no claim, action, suit, arbitration or similar proceeding or, to the knowledge of the Company, investigation, pending against, or to the knowledge of the Company, threatened against or affecting, the Company, any of its subsidiaries, or any of their respective properties or, to the knowledge of the Company, any of their respective officers or directors, before any governmental entity, including which questions the validity of the Agreement or the right of the Company to consummate the transactions contemplated in the Agreement.

(o) Compliance with Laws. The Company and its subsidiaries are in material compliance with all applicable laws, rules and regulations except where failure to be so would not reasonably be expected to have a material adverse effect on either the Company’s ability to perform its obligations under this Agreement or the financial condition, properties, assets, liabilities, business or operations of the Company and its subsidiaries.

(p) Accountants. KPMG LLP (“KPMG”), who expressed their opinion with respect to the financial statements included in the SEC Reports, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and KPMG.

(q) Disclosure. No SEC Report contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(r) Related Party Transactions. The Company has not entered into any agreements with any shareholders or any transactions with “affiliates” (as defined in Rule 12b-2 under the Exchange Act) (“Affiliates”), except as specifically disclosed in the SEC Reports.

(s) Capitalization. The Company has the issued and outstanding capitalization described in the SEC Reports (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans or pursuant to the exercise of convertible securities or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

options, in each case described or reflected in the SEC Reports). The issued and outstanding capital shares of the Company have been duly authorized and validly issued and are fully paid and nonassessable; and none of the outstanding capital shares of the Company was issued in violation of the preemptive or other similar rights of any shareholder of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital shares of the Company or any of its subsidiaries other than those described or reflected in the SEC Reports, or pursuant to reservations, agreements or employee benefit plans or the exercise of convertible securities or options, in each case described or reflected in the SEC Reports.

(t) FCPA Compliance. Neither the Company nor any of its controlled Affiliates, nor any of their respective directors, officers, managers, employees or agents (collectively, “Representatives”), has promised, authorized, made any payment to, or otherwise contributed any item of value to, directly or indirectly, any non-U.S. government official, in each case, in violation of the U.S. Foreign Corrupt Practices Act (“FCPA”) or any other applicable anti-bribery or anti-corruption law.

4. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company that the statements contained in this Section 4 are true and complete as of the Effective Date:

(a) Organization and Good Standing. Each entity comprising the Purchaser is duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization and has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement and to carry out the transactions contemplated by this Agreement.

(b) Authorization; Due Execution. The execution, delivery and performance by Purchaser of this Agreement have been duly authorized by all requisite corporate action of Purchaser. Purchaser has duly executed and delivered this Agreement, and this Agreement constitutes the valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

(c) No Current Ownership in the Company. Other than the Shares acquired under this Agreement, none of Purchaser or any of its Affiliates owns any ordinary shares or other securities of the Company or any direct or indirect rights or options to acquire any such securities or any securities convertible into such securities (collectively, “Company Securities”) or has any rights to acquire Company Securities; provided that this representation and warranty shall be limited to Pfizer Inc. or any of its direct or indirect subsidiaries.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(d) Accredited Investor. Purchaser is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act.

(e) Purchase for Investment. Purchaser is acquiring the Shares for its own account, for investment and not for, with a view to, or in connection with, any distribution or public offering thereof within the meaning of the Securities Act. Purchaser has not been organized solely for purposes of acquiring the Shares.

(f) Knowledge and Experience; Economic Risk. Purchaser has sufficient knowledge and experience in business and financial matters and with respect to investment in securities of privately held companies so as to enable it to analyze and evaluate the merits and risks of the investment contemplated by this Agreement and is capable of protecting its interest in connection with the transactions contemplated by this Agreement. Purchaser is able to bear the economic risk of such investment, including a complete loss of the investment.

(g) Access to Information. Purchaser acknowledges that it has had the opportunity to review the SEC Reports and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares and (ii) access to information about the Company and its financial condition, results of operations, business, properties and management sufficient to enable Purchaser to evaluate its investment.

5. Additional Covenants and Agreements of the Company and Purchaser.

(a) Lock-Up.

(i) [***], Purchaser shall not dispose of (A) the Shares (together with any Ordinary Shares issued in respect thereof as a result of any share split, dividend or exchange or merger, consolidation or similar recapitalization) or (B) any Ordinary Shares issued as (or issuable upon the exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, the Ordinary Shares described in clause (A) of this sentence (the “Dividend Shares”); provided, however, that the foregoing shall not prohibit Purchaser from (A) transferring Shares to an Affiliate of Purchaser, provided that such Affiliate, prior to or simultaneously with such transfer, shall have agreed in writing to be subject to and bound by all the restrictions and obligations set forth in this Agreement as though it were Purchaser hereunder (B) selling Dividend Shares in connection with any tender offer for Company Securities, any Acquisition Transaction (as defined in the RLOA), or other transaction contemplated by Section 7.8 of that certain Research, License and Option Agreement dated as of the date hereof between Pfizer Inc. and WAVE Life Sciences Ltd. (the “RLOA”), or (C) exercising its rights under Section 6(a) or 6(b). “Dispose of” means any (A) offer, pledge (other than pledges in connection with bona fide debt financing transactions involving a general lien on assets of an Investor), sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant for the sale of, or other disposition of or transfer of any Company Securities, including, without limitation, any “short sale” or similar arrangement, or (B) swap, hedge, derivative instrument, or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Ordinary Shares, whether any such swap or transaction is to be settled by delivery of securities, in cash or otherwise.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(ii) [***].

(b) Restrictions on Transfer.

(i) Purchaser acknowledges and agrees that (A) the issuance and sale of the Shares has not been, and will not be, registered under the Securities Act or any state securities law, by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and such rules and regulations thereunder, (B) the Shares may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws, (C) the certificate(s) for the Shares shall bear a legend as set forth in Section 5(b)(ii) (unless and until such legend is removed in accordance with Section 5(b)(iii)), and (D) appropriate stop transfer instructions may be issued. Purchaser further understands that such exemption depends upon, among other things, the bona fide nature of Purchaser’s investment intent expressed in this Agreement.

(ii) It is understood that the certificate(s) evidencing the Shares shall bear the following legend (or substantially similar legends) until the time set forth in Section 5(b)(iii):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE “BLUE SKY” LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION, QUALIFICATION AND FILING REQUIREMENTS OF ALL APPLICABLE JURISDICTIONS HAVE BEEN SATISFIED OR THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSACTION WILL BE EXEMPT FROM REGISTRATION, QUALIFICATION, AND FILINGS IN ALL SUCH JURISDICTIONS.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF A CERTAIN SHARE PURCHASE AGREEMENT DATED AS OF MAY 5, 2016, A COPY OF WHICH THE COMPANY WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.”

(iii) The Company shall use its reasonable efforts to ensure that the restrictive legends and stop transfer instructions described in Section 5(b)(ii) are removed

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(i) if there is in effect a registration statement under the Securities Act covering the Shares or (ii) promptly following receipt by the Company of a written request by Purchaser (the “Legend Removal Request”) accompanied by such customary representations, notices and other documentation (including, but not limited to, a legal opinion from securities counsel to Purchaser) as are requested by the Company or its transfer agent, so as to enable the sale of any Shares in a transaction registered under the Securities Act or pursuant to Rule 144 under the Securities Act, or otherwise in connection with a transaction exempt from registration under the Securities Act; provided, in each case, that such sale is otherwise permitted by this Agreement. Any such Legend Removal Request shall be delivered not less than five (5) business days prior to the date on which the proposed sale is to be effected.

(iv) For the avoidance of doubt, for purposes of this Agreement, none of the Company or its Affiliates shall be deemed an Affiliate of Purchaser or its Affiliates and no Person shall be deemed an Affiliate of another Person solely by virtue of the transactions contemplated by the Research Agreement.

(c) FCPA Compliance. The Company shall not, and shall not permit any of its controlled Affiliates or any of its or their respective Representatives to, promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, any non-U.S. government official, in each case, in violation of the FCPA or any other applicable anti-bribery or anti-corruption law. The Company shall, and shall cause each of its controlled Affiliates to, cease all of its or their respective activities, as well as remediate any actions taken by the Company, its controlled Affiliates or any of its or their respective Representatives, in violation of the FCPA or any other applicable anti-bribery or anti-corruption law. The Company shall, and shall cause each of its controlled Affiliates and subsidiaries to, maintain systems or internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA or any other applicable anti-bribery or anti-corruption law.

6. Registration Rights of the Purchaser.

(a) Demand Registration.

(i) [***], Purchaser and any permitted transferee of Purchaser (each a “Holder”) [***] shall have the right to require the Company to file a Registration Statement registering for sale all or part of the Shares held by or issuable to them (excluding Shares then subject to the lock-up restrictions) (collectively, the “Registrable Securities”) under the Securities Act (a “Demand Registration”) by delivering a written request therefor to the Company (i) specifying the number of Registrable Securities to be included in such registration by such Holder or Holders, (ii) specifying whether the intended method of disposition thereof is pursuant to an underwritten public offering of Ordinary Shares by the Company (an “Underwritten Offering”), and (iii) containing all information about such Holder required to be included in such Registration Statement in accordance with applicable law. The Company shall use commercially reasonable efforts to effect such registration (including, without limitation, appropriate qualification

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) of the Registrable Securities that the Company has been so requested to register; [***].

(ii) If the offering of the Registrable Securities pursuant to such Demand Registration is an Underwritten Offering, (i) the Company shall select the underwriter(s) of the Underwritten Offering, subject to the approval of the Holders of a majority of the Registrable Securities to be sold in the Underwritten Offering, such approval not to be unreasonably withheld, conditioned or delayed, and (ii) the Company shall (together with the Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form for underwriting agreements for firm commitment offerings by a selling holder of equity securities with the managing underwriter(s) proposing to distribute their securities through such Underwritten Offering; provided, that (i) the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of the underwriter(s) shall also be made to and for the benefit of the Holders proposing to distribute their securities through the Underwritten Offering, (ii) no Holder shall be required to make any representations and warranties to, or agreements with, any underwriter in a registration other than customary representations, warranties and agreements and (iii) the liability of each Holder in respect of any indemnification, contribution or other obligation of such Holder arising under such underwriting agreement (a) shall be limited to losses arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for inclusion therein and (b) shall not in any event, absent fraud or intentional misrepresentation, exceed an amount equal to the net proceeds to such Holder (after deduction of all underwriters’ discounts and commissions) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such Underwritten Offering.

(iii) If, in connection with a Demand Registration in the form of an Underwritten Offering, the managing underwriter(s) give written advice to the Company of the number of securities to which such registration should, in the opinion of the managing underwriter(s) of such registration, in light of marketing factors, be limited (an “Underwriters’ Maximum Number”), then the Company shall (i) so advise all Holders of Registrable Securities to be included in such Underwritten Offering and (ii) include in such registration [***].

(iv) A registration will not be deemed to have been effected as a Demand Registration unless the Registration Statement relating thereto has been declared effective by the SEC, [***] in the registration by the Holders are included in such registration, and the Company has complied in all material respects with its obligations

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

under this Agreement with respect thereto; provided, however, that if, after it has become effective, (i) such Registration Statement or the related offer, sale or distribution of Registrable Securities thereunder is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of the Registrable Securities pursuant to the registration (each, an “Interference”), which Interference does not result from any act or omission of any Holder whose Registrable Securities are registered pursuant to such Registration Statement [***], and (ii) in each case [***] by the effective Registration Statement are actually sold by the selling Holder or Holders pursuant to the Registration Statement, then such registration will be deemed not to have been effected for purposes of the last sentence of Section 6(a)(i). If (i) a registration requested pursuant to this Section 6(a) is deemed not to have been effected as a Demand Registration or (ii) the registration requested pursuant to this Section 6(a) does not remain continuously effective until the completion of the distribution by the Holders of the Registrable Securities covered by such registration, then the Company shall continue to be obligated to effect a Demand Registration pursuant to this Section 6(a) of the Registrable Securities included in such registration. In circumstances not including the events described in the immediately two preceding sentences of this Section 6(a)(iv), each Holder of Registrable Securities shall be permitted voluntarily to withdraw all or any part of its Registrable Securities from a Demand Registration at any time prior to the commencement of marketing of such Demand Registration, provided that such registration nonetheless shall count as a Demand Registration for purposes of the last sentence of Section 6(a)(i).

(b) Piggyback Registration.

(i) [***], if (and on each occasion that) the Company proposes to register any of its securities under the Securities Act (other than (i) pursuant to Section 6(a), (ii) in connection with registrations on Form S-4 or S-8 promulgated by the SEC or any successor or similar forms, (iii) in connection with a transaction conducted pursuant to Rule 145 of the Securities Act, or (iv) in connection with registrations on any registration form that does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), whether for its own account or the account of any of its security holders (each such registration not withdrawn or abandoned prior to the effective date thereof being herein referred to as a “Piggyback Registration”), the Company shall give written notice to the Holders of such proposal promptly, but in no event later than twenty (20) Business Days prior to the anticipated filing date. Each Holder shall keep confidential and not disclose to any third party its receipt of any such notice and any information regarding such proposed offering.

(ii) Subject to the provisions contained in paragraphs (i) and (iii) of this Section 6(b) and the last sentence of this paragraph (ii), the Company will be obligated and required to include in each Piggyback Registration such Registrable Securities as requested in a written notice from any Holder delivered to the Company no later than ten (10) Business Days following delivery of the notice from the Company

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

specified in Section 6(b)(i). If a Piggyback Registration is an Underwritten Offering, the Company shall (together with the Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement with the managing underwriter(s) in customary form for underwriting agreements for such an offering. The Company may terminate or withdraw any Piggyback Registration prior to the effectiveness of such registration, whether or not the Holders have elected to include Registrable Securities in such registration.

(iii) If a Piggyback Registration is an Underwritten Offering on behalf of a holder of Company Securities other than Holders (including, for the avoidance of doubt, the Existing Rights Holders), and the managing underwriter(s) advise the Company that in their reasonable opinion the number of securities proposed to be included in such registration exceeds the Underwriters’ Maximum Number, then the Company shall include in such registration (i) first, the number of securities to be sold by the Company, (ii) second, the number of securities requested to be included therein by such holder(s) requesting such registration, (iii) third, the number of securities requested to be included therein by all Holders who have requested registration of Registrable Securities in accordance with Section 6(b)(i), pro rata on the basis of the aggregate number of Registrable Securities requested to be included by each such Holder, and (iv) fourth, any other securities that have been requested to be so included by any other person. If a Piggyback Registration is an Underwritten Offering on behalf of the Company, and the managing underwriter(s) advise the Company that in their reasonable opinion the number of securities proposed to be included in such registration exceeds the Underwriters’ Maximum Number, then the Company shall include in such registration (i) first, the number of securities to be sold by the Company, (ii) second, the number of securities requested to be included therein by holder(s) with priority over the Holders with respect to such registration, (iii) third, the number of securities requested to be included therein by all Holders who have requested registration of Registrable Securities in accordance with Section 6(b)(i), pro rata on the basis of the aggregate number of Registrable Securities requested to be included by each such Holder, and (iv) fourth, any other securities that have been requested to be so included by any other person.

(iv) In any Piggyback Registration that is an Underwritten Offering, the Company shall have the right to select the managing underwriter(s) for such registration.

(c) Registration Expenses. In connection with registrations pursuant to Section 6(a) or Section 6(b) hereof, the Company shall pay all of the costs and expenses incurred in connection with the registrations thereunder (the “Registration Expenses”), including all (i) registration and filing fees and expenses, including, without limitation, those related to filings with the SEC, (ii) fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) reasonable processing, duplicating and printing expenses, including expenses of printing prospectuses reasonably requested by any Holder, (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties, the expense of any liability

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

insurance and the expense of any annual audit or quarterly review), (v) fees and expenses incurred in connection with listing the Registrable Securities for trading on a national securities exchange, (vi) fees and expenses in connection with the preparation of the registration statement and related documents covering the Registrable Securities, (vii) fees and expenses, if any, incurred with respect to any filing with FINRA, (viii) any documented out-of-pocket expenses of the underwriter(s) incurred with the approval of the Company, (ix) the cost of providing any CUSIP or other identification numbers for the Registrable Securities, (x) fees and expenses and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including, without limitation, the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested), (xi) fees and expenses of any special experts retained by the Company in connection with such registration, and (xii) reasonable and documented fees and expenses of one firm of counsel for the Holders to be selected by the Holders of [***]. Notwithstanding the foregoing, the Holders shall be responsible, on a pro rata basis based on the number of Registrable Securities included in the applicable registered offering by each such Holder, for any underwriting discounts, commissions and stock transfer fees attributable to the sale of Registrable Securities pursuant to a Registration Statement and any other out-of-pocket expenses of the Holders not required to be paid by the Company pursuant to this Section 6(c). The obligation of the Company to bear the expenses described in this Section 6(c) and to pay or reimburse the Holders for the expenses described in this Section 6(c) shall apply irrespective of whether any sales of Registrable Securities ultimately take place; provided, however, that the Company shall not be required to pay any expenses of any Demand Registration if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses on a pro rata basis based on the number of Registrable Securities included in the applicable registered offering by each such Holder).

(d) Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company shall keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. In connection with any such registration:

(i) The Company will, [***] after its receipt of the request for registration under Section 6(a)(i), prepare and file with the SEC a Registration Statement on Form S-3 or another appropriate Securities Act form reasonably acceptable to the Holders, and use commercially reasonable efforts to cause such Registration Statement to become and remain effective until the completion of the distribution contemplated thereby.

(ii) The Company will (i) promptly prepare and file with the Commission such amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for as long as such registration is required to remain effective pursuant to the terms hereof, (ii) cause the prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, and (iii) comply with the provisions

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement or supplement to the prospectus.

(iii) The Company will, [***] prior to filing a Registration Statement or prospectus or any amendment or supplement to such Registration Statement or prospectus, furnish to (i) each Holder of Registrable Securities covered by such Registration Statement, (ii) Holders’ Counsel and (iii) each underwriter of the Registrable Securities covered by such Registration Statement, copies of such Registration Statement and each amendment or supplement as proposed to be filed, together with any exhibits thereto, which documents will be subject to reasonable review and comment by each of the foregoing persons, and thereafter, furnish to such Holders, Holders’ Counsel and the underwriter(s), if any, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as such Holder, Holders’ Counsel or the underwriter(s) may reasonably request in order to facilitate the disposition of the Registrable Securities in accordance with the plan of distribution set forth in the prospectus included in the Registration Statement.

(iv) The Company shall furnish to each Holder a copy of all documents filed with and all correspondence from or to the SEC in connection with the offering of Registrable Securities.

(v) The Company will promptly notify each Holder of any stop order issued or threatened by the SEC and, if entered, use commercially reasonable efforts to prevent the entry of such stop order or to remove it as soon as reasonably possible.

(vi) On or prior to the date on which the Registration Statement is declared effective, the Company shall use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Holder reasonably requests and use commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective pursuant to the terms hereof; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction.

(vii) The Company will notify each Holder, Holders’ Counsel and the underwriter(s) promptly and (if requested by any such person) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

other federal or state governmental authority for amendments or supplements to a Registration Statement or prospectus or for additional information to be included in any Registration Statement or prospectus or otherwise, (iii) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or blue sky laws or the initiation of any proceedings for that purpose, and (iv) of the happening of any event that requires the making of any changes in a Registration Statement or related prospectus or any document incorporated or deemed to be incorporated by reference therein so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements in the Registration Statement and prospectus not misleading in light of the circumstances in which they were made; and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(viii) The Company and the Holders will furnish customary closing certificates and other deliverables to the underwriter(s) (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.

(ix) The Company shall use commercially reasonable efforts to cause all Registrable Securities registered pursuant to the terms hereof to be listed on each national securities exchange on which the ordinary shares of the Company are then listed.

(x) The Company shall use commercially reasonable efforts to cooperate and assist in obtaining of all necessary approvals from FINRA, if any.

(xi) The Company otherwise shall use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC.

(e) Holders’ Obligations. The Company may require each Holder to promptly furnish in writing to the Company such information as the Company may from time to time reasonably request in connection with the distribution of the Registrable Securities and such other information as may be legally required in connection with such registration, including all such information as may be requested by the SEC. Each Holder agrees that, notwithstanding the provisions of Section 6(f) hereof, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(d)(vii) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(d)(vii) hereof, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder’s possession and retained solely in accordance with record retention policies then-applicable to such Holder, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(f) Blackout Provisions. Notwithstanding anything in this Agreement to the contrary, by delivery of written notice to the participating Holders (a “Suspension Notice”) stating which one or more of the following limitations shall apply to the addressee of such Suspension Notice, the Company may (i) postpone effecting a registration under this Agreement, or (ii) require such addressee to refrain from disposing of Registrable Securities under the registration, in either case for a period of no more than [***] from the delivery of such Suspension Notice (which period may not be extended or renewed). The Company may postpone effecting a registration or apply the limitations on dispositions specified in clause (ii) of this Section 6(f) if (x) within [***] of receipt of a request for Demand Registration under Section 6(a)(i), the Company expects to file a registration statement for the public offering of securities for the account of the Company, provided, that the Company is actively employing good faith efforts to cause such registration statement to become effective, (y) the Company’s board of directors, in good faith, determines that such registration or disposition would materially impede, delay or interfere with any material transaction then pending or proposed to be undertaken by the Company or any of its subsidiaries, or (z) the Company in good faith determines that the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company’s board of directors, in good faith, reasonably believes would not be in the best interests of the Company; [***].

(g) Indemnification.

(i) Indemnification by the Company. The Company agrees, notwithstanding the termination of this Agreement, to indemnify and hold harmless, to the fullest extent permitted by law, each Holder including Registrable Securities in any registration statement filed pursuant to this Section 6 and each of its officers, directors, employees and agents, and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the officers, directors, employees and agents of such Controlling Person (each, a “Controlling Person”), from and against any and all losses, claims, damages, settlement amounts (only if the Company consented in writing to the settlement, which consent shall not be unreasonably withheld), liabilities, reasonable attorneys’ fees, costs and expenses of investigating and defending any such claim (collectively, “Damages”) and any action in respect thereof to which such Holder, its Controlling Persons and their respective officers, directors, employees and agents may become subject to under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or prospectus (or any amendment or supplement thereto) or any preliminary prospectus of the Company, or arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, except insofar as the same are based upon information furnished in writing to the Company by such Holder, any of its Controlling

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Persons, or any of their respective officers, directors, employees and agents expressly for use therein, and shall reimburse such person for any legal and other expenses reasonably incurred in investigating or defending or preparing to defend against any such Damages or proceedings. In addition to the indemnity contained herein, the Company will reimburse each such person for its reasonable out-of-pocket legal and other expenses (including the reasonable out-of-pocket cost of any investigation, preparation and travel in connection therewith) as incurred in connection therewith, as promptly as practicable after such expenses are incurred and invoiced.

(ii) Indemnification by the Holders. Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its officers, directors, employees and agents and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the officers, directors, employees and agents of such Controlling Person, to the same extent as the foregoing indemnity from the Company to each Holder, but only with respect to information related to such Holder, its Controlling Persons or its plan of distribution, furnished in writing by such Holder, its Controlling Persons or any of their respective officers, directors, employees and agents to the Company expressly for use in any Registration Statement or prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In addition to the indemnity contained herein, such Holder will reimburse the Company for its reasonable out-of-pocket legal and other expenses (including the reasonable out-of-pocket cost of any investigation, preparation and travel in connection therewith) as incurred in connection therewith, as promptly as practicable after such expenses are incurred and invoiced.

(iii) Conduct of Indemnification Proceedings. Promptly after receipt by any person (an “Indemnified Party”) of notice of any claim or the commencement of any action in respect of which indemnity may be sought pursuant to Section 6(g)(i) or Section 6(g)(ii), the Indemnified Party shall, if a claim in respect thereof is to be made against the person against whom such indemnity may be sought (an “Indemnifying Party”), notify the Indemnifying Party in writing of the claim or the commencement of such action; provided, that the failure to notify the Indemnifying Party shall not relieve it from any liability that it may have to an Indemnified Party other than under Section 6(g)(i) or Section 6(g)(ii) except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Controlling Persons who may be subject to liability arising out of any claim in respect of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of, and reimbursement of fees for, such counsel or (ii) in the reasonable opinion of counsel to such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or would reasonably have been a party and indemnity would reasonably have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its written consent.

(h) Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement granting any holder or prospective holder of any Company Securities registration rights with respect to such securities without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, unless such registration rights are pari passu with respect to the cut-back provisions contained in this Section 6.

7. Miscellaneous.

(a) Fees and Expenses. Except as otherwise provided in this Agreement, each party to this Agreement shall bear all of its own fees and expenses incurred in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated hereby, including all fees of such party’s legal counsel.

(b) Survival. The representations, warranties and covenants of the parties contained in this Agreement shall survive the Closing.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c) Entire Agreement. This Agreement and the Research Agreement contain the entire agreement among the parties with respect to the transactions contemplated hereby and supersede all prior negotiations, commitments, agreements and understandings among them with respect thereto.

(d) Notices. All notices, requests, consents and other communications hereunder to any party shall be contained in a written instrument addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties and shall be deemed given (i) when delivered in person or duly sent by fax showing confirmation of receipt, (ii) five (5) days after being duly sent by first class mail postage prepaid, or (iii) the next business day after being duly sent by Federal Express or other recognized express international courier service:

(i)	if to the Company, to:

WAVE Life Sciences Ltd.

733 Concord Avenue

Cambridge, MA 02138

[***]

[***]

with a copy (which shall not constitute notice) to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center

Boston, MA 02111

[***]

[***]

(ii)	if to Purchaser, to:

C.P. Pharmaceuticals International C.V.

c/o its General Partners,

235 East 42nd Street

New York, NY 10017

United States of America

[***]

[***]

[***]

[***]

with copies (which shall not constitute notice) to:

235 East 42nd Street

New York, NY 10017

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

United States of America

[***]

[***]

and

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

[***]

[***]

(e) Amendments; Waivers. This Agreement may be amended, and compliance with the provisions of this Agreement may be omitted or waived, only by the written agreement of the Company and Purchaser.

(f) Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement. Any such counterpart may contain one or more signature pages. This Agreement may be executed and delivered by facsimile, or by email in portable document format (.pdf), and upon such delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other party.

(g) Headings; Nouns and Pronouns. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

(h) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York without regard to its principles of conflicts of laws.

(i) JURISDICTION. THE PARTIES HERETO CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, STATE OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG ANY OF THE PARTIES HERETO PERTAINING TO THIS AGREEMENT, AND ANY OTHER TRANSACTION RELATING HERETO, AND ANY INVESTIGATION, LITIGATION OR PROCEEDING IN CONNECTION WITH, RELATED TO OR ARISING OUT OF ANY SUCH MATTERS, IN EACH CASE OTHER THAN CLAIMS OR DISPUTES PERTAINING SOLELY TO THE RESEARCH AGREEMENT, PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEAL FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND HEREBY WAIVE ANY OBJECTION, WHICH EACH OF THE PARTIES MAY BE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR INCONVENIENT FORUM.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(j) Assignment. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by either party without the prior written consent of the non-assigning party; provided, however, that Purchaser may assign this Agreement and its rights and obligations hereunder without the other party’s consent to an Affiliate of Purchaser, provided that Purchaser shall remain liable to the Company hereto for the performance of all such obligations by such Affiliate.

(k) Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, each of the successors and assigns of the parties and, except as otherwise expressly provided in this Agreement, each other person who shall become a registered holder named in a certificate evidencing Shares transferred to such holder by Purchaser or its permitted transferees, and (except as aforesaid) its legal representatives, successors and assigns.

(l) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(m) Disclaimer. Except as expressly set forth in this Agreement and the Research Agreement, neither party makes any representation or warranty to the other party of any nature, express or implied. Purchaser acknowledges and agrees that in evaluating its investment in the Shares, it is not relying on any representations, warranties or information (including the accuracy or completeness thereof) other than the representations and warranties contained herein and the information contained in the SEC Reports.

(n) Publicity. The parties shall abide by Section 15.2 of the Research Agreement relating to publicity with respect to the transactions contemplated by this Agreement.

(o) Other Business Activities. The Company acknowledges and agrees that Purchaser or its Affiliates may presently have, or may engage in the future, in internal development programs, or may receive information from third parties that relates to, and may develop and commercialize products independently or in cooperation with such third parties, that are similar to or that are directly or indirectly competitive with, the Company’s development programs, products or services. Nothing in this Agreement shall in any way preclude or restrict Purchaser or its Affiliates from conducting any development program, commercializing any product or service or otherwise engaging in any enterprise, whether or not such development program, product, service or enterprise, competes with those of the Company.

[Signature page follows]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the Effective Date.

WAVE LIFE SCIENCES LTD.

By:	/s/ Paul B. Bolno
Name: Paul B. Bolno, M.D.
Title: President and Chief Executive Officer

For and behalf of: C.P. Pharmaceuticals International C.V.

Pfizer Manufacturing LLC,		Pfizer Production LLC,
as general partner for and on behalf of		as general partner for and on behalf of
C.P. Pharmaceuticals International C.V.		C.P. Pharmaceuticals International C.V.

By:	/s/ Colum Lane	By:	/s/ Brian McMahon
	Name: Colum Lane		Name: Brian McMahon
	Title: Senior Vice President		Title: Senior Vice President

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the

Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.